As filed with the Securities and Exchange Commission on February 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2005


                            W. R. BERKLEY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-15202                      22-1867895
         --------                   -------                      ----------
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)              Number)                 Identification No.)


                   475 Steamboat Road, Greenwich, CT      06830
                 ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On February 21, 2005, the Compensation and Stock Option Committee of the Board of Directors of W. R. Berkley Corporation (the "Company") approved the bonus of William R. Berkley, the Company's Chairman of the Board and Chief Executive Officer, for the year 2004. Mr. Berkley's bonus compensation was determined to be in the amount of $6,042,000, including $4,887,000 of performance-based compensation under the Company's Annual Incentive Compensation Plan and $1,155,000 of discretionary bonus compensation due to his superior performance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                        Name:  Eugene G. Ballard
                                        Title: Senior Vice President,
                                               Chief Financial Officer
                                               and Treasurer


Date: February 25, 2005